SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

    Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934


Date of report (Date of earliest event reported):   May 10, 2005
                                                    (June 11, 2004)
                        Bio Solutions Manufacturing, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

    New York                        000-33229                   16-1576984
----------------------        ------------------------     ---------------------
(State or Other Jurisdiction  (Commission File Number)     (I.R.S. Employer
  of Incorporation)                                          Identification No.)


                    1161 James Street, Hattiesburg, MS 39401
                   ------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (601) 582-4000


                                      N/A
                   ------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13(e)-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1- REGISTRANT'S BUSINESS AND OPERATIONS

     Not Applicable


SECTION 2 - FINANCIAL INFORMATION

     Not Applicable


SECTION 3 - SECURITIES AND TRADING MARKETS

     Not Applicable


SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL INFORMATION

     Not Applicable


SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

     Not Applicable


SECTION 6 - [Reserved]

     Not Applicable


SECTION 7 - REGULATION FD

     Not Applicable


SECTION 8 - OTHER EVENTS

     Not Applicable


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

     (a) Pro Forma Financial Information

     On March 18, 2004, Bio Solutions Manufacturing, Inc. (the "Registrant", a New York corporation, formerly named Single Source Financial Services Corporation), acquired all of the outstanding common stock of Bio Solutions Production, Inc. ("Production", a Nevada corporation, formerly named Bio Solutions Manufacturing, Inc.) for 12,645,000 shares of the Registrant's common stock. On March 1, 2004, Production acquired certain operating assets and assumed certain liabilities of Bio Solutions International, Inc. pursuant to the terms of an Asset Purchase Agreement.

     The accompanying unaudited pro forma financial statements includes the Registrant (titled "Single Source Financial Services"), Production (titled "Bio Solutions Manufacturing") and Bio Solutions International, Inc. (titled "Bio Solutions International"), and pro forma adjustments. The balance sheet has been presented as of January 31, 2004 for the Registrant, and December 31, 2003 for Production. The pro forma annual statement of operations are for the years ending October 31, 2003 for the Registrant, and December 31, 2003 for Production.

     The condensed pro forma financial statements should be read in conjunction with the audited financial statement and related notes for the Registrant.

     (b) Pro Forma Consolidated Financial Data

     The unaudited pro forma consolidated balance sheet of the Registrant, which incorporates its wholly owned subsidiary, Production as of January 31, 2004 is based on historical balance sheets. The adjustments are provided to reflect, on a pro forma basis, the allocation of the purchase price of the Production assets to fair market value and the deletion of discontinued operations of the Registrant.

     The unaudited pro forma statements of operations are the historical financial statements of the Registrant and allocated historical results of Production. The pro forma information is not necessarily indicative of the results of operations that would have been reported had such events occurred on the dates indicated, nor is it indicative of the results of Registrant's future operations.




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                                       3

                        Bio Solutions Manufacturing Inc.
                       Proforma Consolidated Balance Sheet
                                    Unaudited

                                               Proforma                  Single Source                 Proforma
                              Bio Solutions   Adjustments                   Financial                  Adjustments    Proforma
                               International     Non         Sub Total      Services     Proforma      Single        Consolidated
                                December 31,  Transfered   Bio Solutions   January 31,  Adjustments    Source          Balance
                                   2003       Items (a)    Manufacturing      2004     Manufacturing  Financial         Sheet
                              -------------- ------------ -------------- ------------- -------------  -------------  ------------
              ASSETS
CURRENT ASSETS
 Cash                         $       16,487 $     16,487 $            - $       3,128    $        -  (c)$   (3,128) $          -
 Accounts Receivable                  64,247       64,247              -                                                        0
 Inventory                            41,968            -         41,968                           -              -        41,968
 Loans Receivable
   Related Party                           -            -              -       266,500             -  (c)  (266,500)            0
                              -------------- ------------ -------------- ------------- -------------  -------------  ------------

      Total current assets           122,702       80,734         41,968       269,628             -       (269,628)       41,968

PROPERTY AND EQUIPMENT
  Property & equipment               416,972            -        416,972        13,648             -  (c)   (13,648)      416,972
  Accumulated depreciation            79,427            -         79,427        10,429 (b)   (12,455) (c)   (10,429)       66,972
                              -------------- ------------ -------------- ------------- -------------  -------------  ------------
    Net property & Equipment         337,545            -        337,545         3,219        12,455         (3,219)      350,000
                              -------------- ------------ -------------- ------------- -------------  -------------  ------------

OTHER NON-CURRENT ASSETS
  Security Deposit                     3,000            -          3,000             -             -              -         3,000
  Product Formulation                 50,000            -         50,000             - (b)   200,000              -       250,000
                              -------------- ------------ -------------- ------------- -------------  -------------  ------------
    Total non-current assets          53,000            -         53,000             -       200,000              -       253,000
                              -------------- ------------ -------------- ------------- -------------  -------------  ------------

Total assets                  $      513,247 $     80,734 $      432,513 $     272,847    $  212,455      $(272,847) $    644,968
                              ============== ============ ============== ============= =============  =============  ============

                        Bio Solutions Manufacturing Inc.
                       Proforma Consolidated Balance Sheet
                              Unaudited (Continued)


LIABILITIES AND STOCKHOLDERS'
    EQUITY
CURRENT LIABILITIES
  Accounts payable
   and accruals               $      508,816 $    194,289 $      314,527 $      32,884 $           -  (c)$  (32,884) $    314,527
  Capitalized lease payable            4,818        4,818              -             -                                          0
  Income taxes payable                     -            -              -         1,644             -  (c)    (1,644)            0
  Loans Payable-other                409,067      409,067              -       206,961             -  (c)  (206,961)            0
  Loans Payable-Bio Mfg.
   Related party                           -            -              -       457,988             -              -       457,988
  Current portion of long
 term debt- related parties                -            -              -       728,773             -  (c)  (728,773)            0
   Deposits Held                     249,600      249,600              -             -             -              -             0
                              -------------- ------------ -------------- ------------- -------------  -------------  ------------
Total current liabilities          1,172,301       857,774       314,527     1,428,250             -       (970,262)      772,515

 LONG TERM LIABILITIES
Long term debt-
    related parties                        -            -              -       174,001             -  (c)  (174,001)            -
                              -------------- ------------ -------------- ------------- -------------  -------------  ------------
    Total long term
      liabilities                          -            -              -       174,001             -       (174,001)            -
                              -------------- ------------ -------------- ------------- -------------  -------------  ------------
 Total liabilities                 1,172,301      857,774        314,527     1,602,251             -     (1,144,263)      772,515
                              -------------- ------------ -------------- ------------- -------------  -------------  ------------
 STOCKHOLDERS' EQUITY
Preferred stock no par value,
10,000,000 authorized, 0 issued            -            -              -                           -              -             -
Common stock                           5,775        4,510          1,265         1,000 (d)    12,380  (c)    (1,000)       13,645
Additional Paid In Capital         1,694,508    1,577,787        116,721     1,180,164 (b/d) 200,075  (c)(1,180,164)      316,796
   (Accumulated Deficit)          (2,359,337)  (2,359,337)             -    (2,510,568)            -  (c) 2,052,580      (457,988)
                              -------------- ------------ -------------- ------------- -------------  -------------  ------------
   Total Stockholders'
    Equity (Deficit)                (659,054)    (777,040)       117,986    (1,329,404)      212,455        871,416      (127,547)
                              -------------- ------------ -------------- ------------- -------------  -------------  ------------
Total Liabilities and
Stockholders'
Equity (Deficit)              $      513,247 $     80,734 $      432,513 $     272,847 $     212,455  $    (272,847) $    644,968
                              ============== ============ ============== ============= =============  =============  ============



                        Bio Solutions Manufacturing, Inc.
                             Pro Forma Adjustements

a) Proforma deletion of balance sheet items not transferred to Bio Solutions Manufacturing.
b) Purchase from Bio Solutions International for $ 709,708 (consisting of $250,000 cash, note payable of $100,000, and the assumption of $359,708 in liabilities) the net assets of $ 117,986 of Bio Solutions manufacturing. The assets were revalued to FMV to reflect this asset purchase.
c) Elimination of all non Bio Solutions Manufacturing related assets, liabilities and equity of Single Source Financial Services, as BioSolutions Manufacturing Inc.is the surviving reporting entity, and the distribution of Single Source to its control stockholders.
d) Adjustment for issuance by Bio Solutions Manufacturing, Inc of 12,645,000 shares of $.001 par value common stock to reflect the acquition

                        Bio Solutions Manufacturing Inc.
                  Proforma Consolidated Statement of Operations
                      For the Year Ended December 31, 2004
                                    Unaudited


                                                    Proforma   SubTotal    Single Source                   Proforma
                                    BioSolutions  Adjustments    Bio        Financial      Proforma       Adjustments    Proforma
                                   International      Non       Solutions    Services     Adjustments      Single       Consolidated
                                      December    Transfered     Manu-      January 31,  Bio Solutions     Source         Income
                                      31, 2003     Items (a)   facturing       2004      Manufacturing     Financial     Statement
                                   ------------  ----------   ------------ -----------   --------------  ------------  -----------

 REVENUES                          $    428,539  $  180,415   $    248,124 $    16,855      $         -  (c)$ (16,855) $   248,124

 COST OF GOODS SOLD                     142,445           -        142,445           -   (b)     25,000             -      167,445
                                   ------------  ----------   ------------ ------------  --------------  ------------  -----------

           Gross profit                 286,094     180,415        105,679      16,855          (25,000) (c)  (16,855)      80,679

 OPERATING EXPENSES                     487,815     243,907        243,908     230,577                -  (c) (230,577)     243,908
                                   ------------  ----------   ------------ -----------   --------------  ------------  -----------

 Net income (loss) before
   other income (expenses)
   and provision for income taxes      (201,721)    (63,492)      (138,229)   (213,722)         (25,000) (c)  213,722     (163,229)

 OTHER INCOME (EXPENSE)
         Interest expense               (29,204)     29,204              -     (71,094)               -  (c)   71,094            -
                                   ------------  ----------   ------------ -----------   --------------  ------------  -----------

      Total other income (expense)      (29,204)     29,204              -     (71,094)               -  (c)   71,094            -
                                   ------------  ----------   ------------ -----------   --------------  ------------  -----------

 Net income (loss) before provision
  for income taxes                     (230,925)    (34,288)      (138,229)   (284,816)         (25,000) (c)  284,816     (163,229)

 Provision for income taxes                   -           -              -       1,800                -  (c)   (1,800)           -
                                   ------------  ----------   ------------ -----------   --------------  ------------  -----------

 Net income (loss)                 $   (230,925) $  (34,288)  $   (138,229)$  (286,616)     $   (25,000) (c)$ 286,616  $  (163,229)
                                   ============  ==========   ============ ===========   ==============  ============  ===========
 Net income (loss) per weighted
  average share                                                     ($0.01)                                                 ($0.01)
                                   ============               ============                                             ===========
 Weighted average number of shares
                                                                13,645,000                                               13,645,000
                                                              ============                                             ============

                        Bio Solutions Manufacturing, Inc.
                             Pro Forma Adjustements

a) Proforma deletion of income statement items not transferred to Bio Solutions Manufacturing.

b)   Proforma amortization of product formulation

c) Elimination of all non Bio Solutions Manufacturing related income statement items of Single Source Financial Services, as BioSolutions Manufacturing Inc.is the surviving reporting entity, and the distribution of Single Source to its control stockholders.








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






     (c) Exhibits.

Exhibit No.    Description
-----------------------------------------
31.1   *       Certification  pursuant to Section 302 of the  Sarbanes-Oxley Act of 2002.

31.2   *       Certification  pursuant to Section 302 of the  Sarbanes-Oxley Act of 2002.

32.1   *       Certification  pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002.

32.2   *       Certification  pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002.
--------------------------
*    Filed herewith













                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       Bio Solutions Manufacturing, Inc..
                                  (Registrant)


Date:      April 25, 2005                  By:    /s/ Michael O'Gorman
     ----------------------                    -------------------------------
                                                      Michael O'Gorman
                                                      Chief Executive Officer

Date:      April 25, 2005                  By:    /s/ Patricia Spreitzer
     ----------------------                    -------------------------------
                                                      Patricia Spreitzer
                                                      Chief Financial Officer